UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 11, 2011

KINETIC CONCEPTS, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-09913	74-1891727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 Vantage Drive, San Antonio, Texas	78230
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 524-9000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2011, Kinetic Concepts, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that Mike Genau will cease serving as Global President of Active Healing SolutionsTM, the Company’s advanced wound healing business, and that Joseph Woody has been hired as his successor. A copy of the Press Release has been filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 11, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC.

By:	/s/ Martin J. Landon
Name: Martin J. Landon Title: Executive Vice President and Chief Financial Officer

Date: November 16, 2011

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated November 11, 2011